EXHIBIT 32.1
RESOLVE STAFFING, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Resolve Staffing, Inc. (the “Company”) on Form 10-Q/A for the nine months ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. ss. 1350, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald E. Heineman
Ronald E. Heineman Chief Executive Officer, Chief Accounting Officer Date: November 14, 2007